BARINGS FUNDS TRUST

SUPPLEMENT DATED MAY 19, 2021

TO THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION

EACH DATED OCTOBER 28, 2020,

AS SUPPLEMENTED AND AMENDED FROM TIME TO TIME

300 South Tryon Street

Charlotte, NC 28202

Telephone: 1-855-439-5459

Effective May 3, 2021, the following changes will be made for Barings Active Short Duration Bond Fund, Barings U.S. High Yield Fund, Barings Global Floating Rate Fund, Barings Global Credit Income Opportunities Fund, Barings Emerging Markets Debt Blended Total Return Fund, and Barings Global Emerging Markets Equity Fund:

Barings, LLC (“Barings”), the investment adviser of each series of Barings Funds Trust (the “Trust”) listed in the table below (each, a “Selling Fund”) has recommended, and the Trust’s Board of Trustees (the “Board”), on behalf of each Selling Fund, has approved and recommended that shareholders approve, the proposed reorganization of each Selling Fund with and into the corresponding Acquiring Fund listed in the table below (each, an “Acquiring Fund”). Each proposed reorganization is subject to approval by the shareholders of each Selling Fund at a shareholders’ meeting expected to be held in September, 2021. No assurance can be given that the reorganizations will occur. None of the proposed reorganizations is contingent upon any other proposed reorganization.

Series of Barings Funds Trust (Selling Fund)	Series of MassMutual Advantage Funds or MassMutual Premier Funds (Acquiring Fund)
Barings Active Short Duration Bond Fund	MassMutual Short-Duration Bond Fund
Barings U.S. High Yield Fund	MassMutual High Yield Fund
Barings Global Floating Rate Fund	MassMutual Global Floating Rate Fund
Barings Global Credit Income Opportunities Fund	MassMutual Global Credit Income Opportunities Fund
Barings Emerging Markets Debt Blended Total Return Fund	MassMutual Emerging Markets Debt Blended Total Return Fund
Barings Global Emerging Markets Equity Fund	MassMutual Global Emerging Markets Equity Fund

Under the terms of the proposed Agreement and Plan of Reorganization, a Selling Fund’s assets and liabilities would be transferred to the corresponding Acquiring Fund in return for shares of the Acquiring Fund with equal total net asset value as of the valuation date. These Acquiring Fund shares would be distributed pro rata to shareholders of the applicable Selling Fund in liquidation of the Selling Fund. Current Selling Fund shareholders would thus become shareholders of the applicable Acquiring Fund and receive shares of the Acquiring Fund with a total net asset value equal to that of their shares of the Selling Fund at the time of the reorganization.

Each proposed reorganization is expected to be a tax-free reorganization for U.S. federal income tax purposes. Additionally, Selling Fund shareholders will not pay any sales charges, purchase premiums, or redemption fees as a result of the proposed reorganizations. More information about each Acquiring Fund and the definitive terms of each of the proposed reorganizations will be included in the proxy statement/prospectus relating to the proposed reorganizations.

At any time before the close of the proposed reorganization, shareholders may redeem a Selling Fund’s shares as described in the Selling Funds’ prospectus dated October 28, 2020. Such redemptions may be taxable transactions.

The foregoing is not an offer to sell, nor a solicitation of an offer to buy, shares of any Acquiring Fund or Selling Fund, nor is it a solicitation of any proxy. For important information regarding the proposed reorganizations, or to receive a free copy of the proxy statement/prospectus relating to the proposed reorganization (and containing important information about fees, expenses and risk considerations), once the registration statement relating to the proposed reorganizations has been filed with the Securities and Exchange Commission and become effective, please call the proxy solicitor or visit its website. The proxy statement/prospectus relating to the proposed reorganization will be available free of charge on the Securities and Exchange Commission’s web site (http://www.sec.gov). Please read the proxy statement/prospectus carefully before making any investment decisions.

Effective as of May 3, 2021, the following changes will be made for Barings Active Short Duration Bond Fund, Barings U.S. High Yield Fund, Barings Global Floating Rate Fund, Barings Global Credit Income Opportunities Fund, Barings Emerging Markets Debt Blended Total Return Fund, and Barings Global Emerging Markets Equity Fund:

Barings has recommended, and the Board has approved, the liquidation of certain share classes of the Selling Funds listed in the table below (each a “Liquidating Class”), such liquidation to take place on June 8, 2021 (the “Liquidation Date”). Any Liquidating Class shares outstanding on the Liquidation Date will be automatically redeemed on that date. Such redemptions will not be subject to any contingent deferred sales charges. It is expected that, on or about June 8, 2021, the cash proceeds of the liquidation will be distributed to Liquidating Class shareholders of each Selling Fund as of the Liquidation Date in a complete redemption of their Liquidating Class shares. For federal income tax purposes, the automatic redemption on the Liquidation Date will generally be considered a taxable event like any other redemption of shares. Shareholders should consult with their tax advisors for more information about the tax consequences to them of the liquidation of their Liquidation Class shares, including any state, local, foreign or other tax consequences.

Selling Fund	Liquidating Class

Barings Active Short Duration Bond Fund	Class I
Barings U.S. High Yield Fund	Class A

Although the Board had previously approved the liquidation of Class Shares of each Selling Fund, upon further consideration, the Board rescinded this authorization effective as of May 3, 2021. It is expected that, subject to shareholder approval, Class C shares of each Selling Fund will participation in the reorganizations discussed above.

Liquidating Class shareholders are permitted, at any time prior to the Liquidation Date, to exchange their Liquidating Class shares for shares of another class of the same Selling Fund. Exchanges of Liquidating Class shares for other classes of shares of the same Selling Fund will generally be tax-free for federal income tax purposes. Shareholders who hold their shares in the Selling Fund through a financial intermediary should contact their financial representative to discuss their options with respect to the liquidation of their Liquidating Class shares and the distribution of redemption proceeds.

Effective May 7, 2021, Liquidating Class shares of each Selling Fund are closed to investments by new investors, including exchanges into Liquidating Class shares of the Selling Fund. Effective May 7, 2021, Liquidating Class shares are also closed to investments by new investors and existing investors, including shareholders who hold an account directly with a Selling Fund, shareholders who invest in a Selling Fund through a financial intermediary account, a financial platform, defined contribution, defined benefit or asset allocation program, and shareholders who invest through automatic investment plans. Effective June 8, 2021, all references to Liquidating Class shares in the each Selling Fund’s Summary Prospectus, Prospectus and Statement of Additional Information are removed.

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